                                                                  EXHIBIT (99)-7



     The undersigned hereby consents to the reference to such person in the Registration Statement on Form S-4 filed by MedPartners/Mullikin, Inc. on August 8, 1996 (the "Registration Statement") as a person who will become a Director of MedPartners, Inc.



                                                /s/  THOMAS W. HODSON


                                          --------------------------------------

                                                     Thomas W. Hodson



Northbrook, Illinois


August 8, 1996